Exhibit 11(a)

                       [LETTERHEAD OF ARTHUR ANDERSEN LLP]

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------

As independent public accountants, we hereby consent to all references to our firm included in Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A of The PBHG Funds, Inc. (File No. 2-99810).


                                           /s/ Arthur Andersen LLP


Philadelphia, PA
November 11, 1997

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